    As filed with the Securities and Exchange Commission on April 27, 2001
                                                     Registration No. 333-______

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON D.C.
                             _____________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           T. ROWE PRICE GROUP, INC.
                (AS SUCCESSOR TO T. ROWE PRICE ASSOCIATES, INC.)
             (Exact Name of Registrant as Specified in Its Charter)

           Maryland                                      52-2264646
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or organization)


       100 East Pratt Street
       Baltimore, Maryland                                     21202
(Address of principal executive offices)                     (Zip Code)


              T. ROWE PRICE GROUP, INC. 2001 STOCK INCENTIVE PLAN

          T. ROWE PRICE GROUP, INC. 1986 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of plan)

  (Name, address and telephone
  number of agent for service)                            (Copy to:)
       George A. Roche
Chairman of the Board and President             Robert W. Smith, Jr., Esquire
   T. Rowe Price Group, Inc.                  Piper Marbury Rudnick & Wolfe LLP
     100 East Pratt Street                            6225 Smith Avenue
   Baltimore, Maryland 21202                    Baltimore, Maryland 21209-3600
        (410) 345-2000                                 (410) 580-3000


                        CALCULATION OF REGISTRATION FEE

========================================================================================================================
                                                                    Proposed             Proposed
                                                Amount              Maximum               Maximum            Amount of
                                                to be               Offering             Aggregate         Registration
  Title of Securities to be Registered        Registered       Price Per Unit (3)   Offering Price (3)          Fee
------------------------------------------------------------------------------------------------------------------------
Common Stock, $.20 par value (1)
  Shares not previously registered           11,200,000              $34.40            $385,280,000            $96,320
  Shares registered under prior plans         5,891,649              N/A (4)              N/A (4)              N/A (4)
========================================================================================================================
TOTAL                                        17,091,649(2)           $34.40            $385,280,000            $96,320
=========================================================================================================================

(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate number of shares of Common Stock that may be offered or issued by reason of stock splits, stock dividends or similar transactions.

(2) Of the 17,091,649 shares to be registered under this Registration Statement, 3,200,000 shares are to be registered for offer or sale under the Registrant's 1986 Employee Stock Purchase Plan and 13,891,649 shares are to be registered for offer or sale under the Registrant's 2001 Stock Incentive Plan (the "2001 Plan"). Of the 13,891,649 shares to be registered for offer or sale under the Registrant's 2001 Plan, (a) 674,473 shares were previously registered for offer or sale under the Registrant's 1993 Stock Incentive Plan (the "1993 Plan") pursuant to the registration statement on Form S-8 filed on December 3, 1993 (file no. 33-72568), (b) 5,217,176 shares were previously registered for offer or sale under the Registrant's 1996 Stock Incentive Plan (the "1996 Plan") pursuant to the registration statement on Form S-8 filed on January 24, 1997 (file no. 333-20333) (the shares specified in clauses (a) and (b) are hereafter collectively referred to in this Registration Statement as the "Carried Forward Shares"), and (c) the balance are newly registered shares. The 1993 Plan and the 1996 Plan were terminated effective April 5, 2001. The Carried Forward Shares are shares that were available for grant under the 1993 and 1996 Plans when those plans terminated.

(3) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) and (h) under the Securities Act. The proposed maximum offering price per share, proposed maximum aggregate offering price and the amount of the registration fee are based on the average of the high and low prices of T. Rowe Price Group, Inc. Common Stock reported on the Nasdaq National Market on April 24, 2001 (i.e., $34.40).

(4) The Carried Forward Shares with respect to the 1993 Plan were registered on Form S-8 filed on December 3, 1993 (file no. 33-72568) and the Registrant paid a total fee of $41,380, of which $1,744 related to the Carried Forward Shares. The Carried Forward Shares with respect to the 1996 Plan were registered on Form S-8 filed on January 24, 1997 (file no. 333-20333) and the Registrant paid a total fee of $104,546, of which $34,090 related to the Carried Forward Shares. Pursuant to Interpretation 89 under Section G of the Manual of Publicly Available Telephone Interpretations of the Division of Corporation Finance of the Securities and Exchange Commission (July 1997) and Instruction E to the General Instructions to Form S-8, the Registrant has carried forward the registration fee for the Carried Forward Shares. The Registrant is concurrently filing Post-Effective Amendment No. 2 to the Registration Statements on Form S-8 (file no. 33-72568 and 333-20333) to reflect the carry forward of shares registered thereunder to this Registration Statement.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     Not required to be included in this Form S-8 Registration Statement pursuant to the introductory Note to Part I of Form S-8.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents, which have previously been filed by the Registrant with the Securities and Exchange Commission (File No. 333-36714), are incorporated by reference herein and shall be deemed to be part of this Registration Statement:

     (a)  Annual Report on Form 10-K for the year ended December 31, 2000;

     (b) All other reports filed pursuant to Sections 13(a) or 15(d) of the Exchange Act of 1934 (the "Exchange Act") since the end of the fiscal year covered by the document referred to in (a) above; and

     (c) Description of Common Stock of the Registrant contained or incorporated in the registration statements filed by the Registrant under the Exchange Act, including any amendments or reports filed for the purpose of updating such description.

          All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part of this Registration Statement from the date of filing of such documents.

ITEM 4.   DESCRIPTION OF SECURITIES

          Not applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL

          Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS

Directors and officers of the Registrant are indemnified under Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland, and under Article EIGHTH, Section 6 of the Registrant's Charter as follows:

          (6) The Corporation shall indemnify (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with law.

     As permitted by Maryland Law, Article EIGHTH, Section 7 of the Registrant's Charter limits the monetary liability of its directors and officers to the Registrant and its stockholders to the maximum extent permitted by

Maryland law in effect from time to time. Article EIGHTH, Section 7 of the Registrant's Charter provides as follows:

          (7) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED

           Not applicable.

ITEM 8.   EXHIBITS

     The following exhibits are filed herewith or incorporated herein by reference.

Exhibit                                                   Description
------  ---------------------------------------------------------------------------------------------------
   4.1  Amended and Restated Charter of T. Rowe Price Group, Inc. as of March 9, 2001 (Incorporated by
        reference from Form 10-K for the year ended December 31, 2000 (Accession No.
        0001113169-01-000003)).

   4.2  Bylaws of T. Rowe Price Group, Inc.  (Incorporated by reference from Exhibit D to the definitive
        Proxy Statement/Prospectus dated May 24, 2000 and filed on May 26, 2000, which forms part of the
        Registration Statement on Form S-4 (File No. 333-36714; Accession No. 0001113169-00-000003)).

   4.3  T. Rowe Price Group, Inc. 2001 Stock Incentive Plan (Incorporated by reference to the definitive
        Proxy Statement on Form DEF 14A filed on February 26, 2001; Accession No. 0001113169-01-000002;
        CIK 0001113169).

   4.4  T. Rowe Price Group, Inc. 1986 Employee Stock Purchase Plan, restated as of September 6, 2000
        (Incorporated by reference from the Post-Effective Amendment No. 1 to the Registration Statement
        on Form S-8 filed on January 9, 2001; Accession No. 0000950169-01-000015; CIK 0001113169).

     5  Opinion of Piper Marbury Rudnick & Wolfe LLP as to the legality of the securities being offered
        (includes Consent of Counsel) (filed herewith).

  23.1  Consent of Counsel (contained in Exhibit 5 to this Registration Statement).

  23.2  Consent of Independent Accountants (filed herewith).

  24    Power of Attorney (filed herewith).


ITEM 9.  UNDERTAKINGS

The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

          Paragraphs (l)(i) and (l)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
     Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     ---- ----

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
            ---- ----

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, T. Rowe Price Group, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, on this 27th day of April, 2001.

                               T. ROWE PRICE GROUP, INC.


                               By:  /s/ Barbara A. Van Horn
                                    -----------------------
                                    Barbara A. Van Horn, as Attorney-in-Fact for
                                    George A. Roche
                                    Chairman of the Board and President


        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-8 has been signed below by the following persons in the capacities and on the date indicated.


Signature                                                  Title                                        Date
---------                                                  -----                                        ----

          *                                           George A. Roche                              April 27, 2001
-----------------------------------         Chairman of the Board and President
George A. Roche                                (Principal Executive Officer)


          *                                           Cristina Wasiak                              April 27, 2001
-----------------------------------    Managing Director and Chief Financial Officer
Cristina Wasiak                                (Principal Financial Officer)


          *                                          Joseph P. Croteau                             April 27, 2001
-----------------------------------             Vice President and Treasurer
Joseph P. Croteau                              (Principal Accounting Officer)


* By: /s/ Barbara A. Van Horn,     As Attorney-in-Fact
     -------------------------
          Barbara A. Van Horn

A majority of the Board of Directors:

Edward C. Bernard, Donald B. Hebb, Jr., Henry H. Hopkins, James A.C. Kennedy, John H. Laporte, Richard L. Menschel, William T. Reynolds, James S. Riepe, George A. Roche, Brian C. Rogers, M. David Testa, Martin G. Wade, Anne Marie Whittemore

/s/ Barbara A. Van Horn              As Attorney-in-Fact      April 27, 2001
-----------------------------------
Barbara A. Van Horn

                                 EXHIBIT INDEX

    EXHIBIT
    NUMBER                                                  DESCRIPTION
------------------------------------------------------------------------------------------------------------------
     4.1         Amended and Restated Charter of T. Rowe Price Group, Inc. as of March 9, 2001 (Incorporated by
                 reference from Form 10-K for the year ended December 31, 2000 (Accession No.
                 0001113169-01-000003)).
------------------------------------------------------------------------------------------------------------------
     4.2         Bylaws of T. Rowe Price Group, Inc.  (Incorporated by reference from Exhibit D to the definitive
                 Proxy Statement/Prospectus dated May 24, 2000 and filed on May 26, 2000, which forms part of the
                 Registration Statement on Form S-4 (File No. 333-36714; Accession No. 0001113169-00-000003)).
------------------------------------------------------------------------------------------------------------------
     4.3         T. Rowe Price Group, Inc. 2001 Stock Incentive Plan (Incorporated by reference to the definitive
                 Proxy Statement on Form DEF 14A filed on February 26, 2001; Accession No. 0001113169-01-000002;
                 CIK 0001113169).
------------------------------------------------------------------------------------------------------------------
     4.4         T. Rowe Price Group, Inc. 1986 Employee Stock Purchase Plan, restated as of September 6, 2000
                 (Incorporated by reference from the Post-Effective Amendment No. 1 to the Registration Statement
                 on Form S-8 filed on January 9, 2001; Accession No. 0000950169-01-000015; CIK 0001113169).
------------------------------------------------------------------------------------------------------------------
     5           Opinion of Piper Marbury Rudnick & Wolfe LLP as to the legality of the securities being offered
                 (includes Consent of Counsel) (filed herewith).
------------------------------------------------------------------------------------------------------------------
    23.1         Consent of Counsel (contained in Exhibit 5 to this Registration Statement).
------------------------------------------------------------------------------------------------------------------
    23.2         Consent of Independent Accountants (filed herewith).
------------------------------------------------------------------------------------------------------------------
    24           Power of Attorney (filed herewith).
------------------------------------------------------------------------------------------------------------------